BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND

(the “Fund”)

SUPPLEMENT DATED DECEMBER 4, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview—Key Facts About BlackRock Global Opportunities V.I. Fund—Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Thomas Callan, CFA	2008	Managing Director of BlackRock, Inc.
Ian Jamieson, CFA	2011	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund—How the Fund Invests—About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. Thomas Callan, CFA and Ian Jamieson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds—Portfolio Manager Information” for additional information on the portfolio management team.

The paragraph and table in the sections of the Prospectus captioned “Management of the Funds—Portfolio Manager Information—BlackRock Global Opportunities V.I. Fund” are deleted in their entirety and replaced with the following:

The Fund is managed by Thomas Callan, CFA and Ian Jamieson, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas Callan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 1998; Head of BlackRock’s Global Opportunities equity team.
Ian Jamieson, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2004 to 2006.

Shareholders should retain this Supplement for future reference.

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